Exhibit 99.1

For Immediate Release

For more information:

Jefferson Harralson

Chief Financial Officer

(864) 240-6208

Jefferson_Harralson@ucbi.com

United Community Banks, Inc. Reports Second Quarter Earnings

Strong Loan Growth, Sixth Consecutive Quarter of Margin Expansion, and Focus on Core Banking Business Drive Quarterly Results

GREENVILLE, SC – July 21, 2026 – United Community Banks, Inc. (NYSE: UCB) (United) today announced financial results for the quarter ended June 30, 2026, with strong spread income driven by 6.8% annualized loan growth and margin expansion for the sixth consecutive quarter.

Chairman and CEO Lynn Harton stated, “Our second quarter results reflect strong loan growth and a strategic emphasis on our core banking business. Our loan portfolio grew $332 million in the second quarter, an annualized rate of 6.8%, reflecting the demographic strength of our geographic footprint and the diligence of our bankers. Excluding the sale of our Navitas equipment finance business, which is expected to close in the third quarter, per a previously announced agreement, we had over $1 billion in loan production and grew loans 6.4%, annualized. We further widened our net interest margin, which is up for the sixth consecutive quarter, while maintaining our focus on disciplined relationship pricing.”

Harton continued, “We’ve recently announced the acquisition of Peach State Bank and the sale of Navitas, two strategic actions that I’m confident will be catalysts to the opportunities United has to expand and deepen relationships in the Southeast, one of the best footprints in banking. These transactions strengthen our ability to focus on our core business and position us for greater long-term success.”

Second Quarter 2026 Financial Highlights:

•	EPS of $0.95 was up $0.32 on a GAAP basis compared to second quarter of 2025, and EPS of $0.71 was up $0.05, or 8%, on an operating basis compared to second quarter of 2025.

o	GAAP EPS included a $38.5 million pre-tax provision release resulting from the reclassification of Navitas equipment finance loans to held-for-sale in the second quarter, pursuant to a previously announced agreement, which is expected to close in the third quarter of 2026.

•	Net income of $115.6 million and pre-tax, pre-provision income of $119.4 million, up $36.9 million and $7.0 million, respectively, from a year ago.
•	Total revenue of $279.3 million improved $19.0 million, or 7%, from a year ago.
•	Net interest margin of 3.68% increased by 18 basis points from a year ago and 3 basis points from the first quarter of 2026. The improvement from a year ago results from a lower cost of funds and improving asset mix.

•	Provision for credit losses was a negative $29.8 million, reflecting the $38.5 million release of the allowance on the Navitas loans that were reclassified to held-for-sale.

o	Excluding the release, the provision was $8.7 million, down $3.1 million from a year ago and $2.2 million from the first quarter.
o	Allowance for credit losses coverage was 1.04% of total loans; net charge-offs were $7.9 million, or 0.16% of average loans, annualized. Second quarter net charge-offs include $3.7 million on the Navitas portfolio.

•	Noninterest expense was up $2.6 million on a GAAP basis and up $7.4 million on an operating basis compared to the first quarter.

o	Included in noninterest expense is a settlement payment to the State of California to obtain a lender’s license for Navitas. Navitas previously held a California lender’s license; however, after being acquired by United, Navitas believed that, as a bank subsidiary, they were no longer required to hold a license. The matter has been closed and license obtained. United incurred a $4.5 million expense in the second quarter, representing a payment to the California Department of Financial Protection and Innovation (DFPI) and our associated legal fees.

•	Efficiency ratio of 57.0% on a GAAP basis, or 56.7% on an operating basis, up slightly from a year ago and first quarter mostly due to the Navitas California license settlement.
•	Loan growth of $332 million, or 6.8% annualized, from the first quarter.
•	Customer deposits were down $295 million from the first quarter, mostly due to seasonal public funds outflows.
•	Return on assets was 1.63% on a GAAP basis and 1.22% on an operating basis.
•	Return on common equity and return on tangible common equity on an operating basis were 12.6% and 13.0%, respectively.
•	Maintained strong capital ratios with preliminary Common Equity Tier 1 of 13.5%.
•	Quarterly common dividend of $0.25 per share declared during the quarter, up 4% year over year.

Conference Call

United will hold a conference call on Tuesday, July 21, 2026 at 9:00 a.m. EDT to discuss the contents of this press release and to share business highlights for the quarter. Participants can pre-register for the conference call by navigating to https://dpregister.com/sreg/10209320/1040bcbbd98. Those without internet access or unable to pre-register may dial in by calling 1-844-676-1337. The conference call also will be webcast and can be accessed by selecting “Events and Presentations” under “News and Events” within the Investor Relations section of the company's website, ucbi.com.

UNITED COMMUNITY BANKS, INC.
Selected Financial Information
(in thousands, except per share data)

	2026		2025				For the Six Months Ended June 30,
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Second Quarter 2026 - 2025 Change	2026	2025	YTD 2026 - 2025 Change
INCOME SUMMARY
Interest revenue	$344,371	$333,961	$346,367	$353,850	$347,365		$678,332	$682,722
Interest expense	103,471	101,197	108,441	120,221	121,834		204,668	245,170
Net interest revenue	240,900	232,764	237,926	233,629	225,531	7%	473,664	437,552	8%
Noninterest income	38,380	43,746	40,462	43,219	34,708	11	82,126	70,364	17
Total revenue	279,280	276,510	278,388	276,848	260,239	7	555,790	507,916	9
Provision for credit losses	(29,803)	10,853	13,662	7,907	11,818	n/m	(18,950)	27,237	n/m
Noninterest expense	159,915	157,302	152,048	150,868	147,919	8	317,217	289,018	10
Income before income tax expense	149,168	108,355	112,678	118,073	100,502	48	257,523	191,661	34
Income tax expense	33,530	24,066	26,223	26,579	21,769	54	57,596	41,515	39
Net income	115,638	84,289	86,455	91,494	78,733	47	199,927	150,146	33
Non-operating items	(37,582)	508	606	3,468	4,833		(37,074)	6,130
Income tax benefit of non-operating items	8,347	(113)	(133)	(751)	(1,047)		8,234	(1,328)
Net income - operating (1)	$86,403	$84,684	$86,928	$94,211	$82,519	5	$171,087	$154,948	10
Pre-tax pre-provision income (5)	$119,365	$119,208	$126,340	$125,980	$112,320	6	$238,573	$218,898	9
PERFORMANCE MEASURES
Per common share:
Diluted net income - GAAP	$0.95	$0.69	$0.70	$0.70	$0.63	51	$1.65	$1.21	36
Diluted net income - operating (1)	0.71	0.70	0.71	0.75	0.66	8	1.41	1.25	13
Cash dividends declared	0.25	0.25	0.25	0.25	0.24	4	0.50	0.48	4
Book value	31.27	30.54	30.17	29.44	28.89	8	31.27	28.89	8
Tangible book value (3)	23.31	22.56	22.24	21.59	21.00	11	23.31	21.00	11
Key performance ratios:
Return on common equity - GAAP (2)(4)	12.56%	9.35%	9.48%	9.20%	8.45%		10.97%	8.18%
Return on common equity - operating (1)(2)(4)	9.39	9.39	9.53	9.83	8.87		9.39	8.45
Return on tangible common equity - operating (1)(2)(3)(4)	12.98	13.05	13.31	13.56	12.34		13.02	11.78
Return on assets - GAAP (4)	1.63	1.22	1.21	1.29	1.11		1.43	1.06
Return on assets - operating (1)(4)	1.22	1.22	1.22	1.33	1.16		1.22	1.10
Return on assets - pre-tax pre-provision, excluding non-operating items(1)(4)(5)	1.70	1.73	1.78	1.83	1.66		1.71	1.61
Net interest margin (fully taxable equivalent) (4)	3.68	3.65	3.62	3.58	3.50		3.66	3.43
Efficiency ratio - GAAP	57.01	56.66	54.40	54.30	56.69		56.84	56.71
Efficiency ratio - operating (1)	56.69	55.65	54.19	53.05	54.84		56.18	55.51
Equity to total assets	12.89	12.97	12.99	12.78	12.86		12.89	12.86
Tangible common equity to tangible assets (3)	9.94	9.92	9.92	9.71	9.45		9.94	9.45
ASSET QUALITY
Nonperforming assets ("NPAs")	$103,387	$98,623	$93,498	$97,916	$83,959	23	$103,387	$83,959	23
ACL - funded loans	168,705	208,396	210,429	215,791	216,500	(22)	168,705	216,500	(22)
ACL - total	188,329	225,996	225,520	228,276	228,045	(17)	188,329	228,045	(17)
Net charge-offs	7,864	10,377	16,418	7,676	8,225	(4)	18,241	17,832	2
ACL - funded loans to loans	0.94%	1.06%	1.09%	1.13%	1.14%		0.94%	1.14%
ACL - total to loans	1.04	1.15	1.16	1.19	1.21		1.04	1.21
Net charge-offs to average loans (4)	0.16	0.22	0.34	0.16	0.18		0.19	0.20
NPAs to total assets	0.36	0.35	0.33	0.35	0.30		0.36	0.30
AT PERIOD END ($ in millions)
Loans held for investment	$18,024	$19,602	$19,384	$19,175	$18,921	(5)	$18,024	$18,921	(5)
Investment securities	6,377	5,889	5,988	6,163	6,382	—	6,377	6,382	—
Total assets	29,051	28,177	28,003	28,143	28,086	3	29,051	28,086	3
Deposits	23,724	24,025	23,798	24,021	23,963	(1)	23,724	23,963	(1)
Shareholders’ equity	3,745	3,655	3,639	3,597	3,613	4	3,745	3,613	4
Common shares outstanding (thousands)	119,764	119,684	120,598	121,553	121,431	(1)	119,764	121,431	(1)

(1) Excludes non-operating items as detailed on Non-GAAP Performance Measures Reconciliation. (2) Net income less preferred stock dividends, divided by average common equity. (3) Excludes effect of acquisition related intangibles and associated amortization. (4) Annualized. (5) Excludes income tax expense and provision for credit losses.

UNITED COMMUNITY BANKS, INC.

Loan Portfolio Composition at Period-End

	2026		2025
(in millions)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Linked Quarter Change	Year over Year Change
LOANS BY CATEGORY
Owner occupied commercial RE	$4,117	$4,041	$3,950	$3,678	$3,563	$76	$554
Income producing commercial RE	5,018	4,984	5,032	4,534	4,548	34	470
Commercial & industrial (1)	2,859	2,771	2,696	2,593	2,516	88	343
Commercial construction & land	1,143	1,072	998	1,734	1,752	71	(609)
Equipment financing (1)	—	1,897	1,848	1,808	1,778	(1,897)	(1,778)
Total commercial	13,137	14,765	14,524	14,347	14,157	(1,628)	(1,020)
Residential mortgage	3,101	3,122	3,157	3,198	3,210	(21)	(109)
Home equity	1,403	1,344	1,319	1,252	1,180	59	223
Residential construction & land	195	185	191	178	174	10	21
Consumer	193	187	188	192	191	6	2
Other	(5)	(1)	5	8	9	(4)	(14)
Total loans held for investment	$18,024	$19,602	$19,384	$19,175	$18,921	$(1,578)	$(897)

LOANS BY MARKET
Georgia	$4,662	$4,617	$4,635	$4,584	$4,551	$45	$111
South Carolina	3,130	3,037	2,971	2,926	2,872	93	258
North Carolina	2,706	2,722	2,712	2,676	2,626	(16)	80
Tennessee	1,962	1,895	1,913	1,902	1,881	67	81
Florida	3,283	3,229	3,102	3,040	2,966	54	317
Alabama	1,082	1,049	1,050	1,054	1,016	33	66
Commercial Banking Solutions (2)	1,199	3,053	3,001	2,993	3,009	(1,854)	(1,810)
Total loans held for investment	$18,024	$19,602	$19,384	$19,175	$18,921	$(1,578)	$(897)

(1) Substantially all equipment financing loans were transferred to held for sale in the second quarter of 2026 as a result of the pending sale of Navitas Credit Corp. The remaining $35.9 million to be retained were reclassified to the commercial & industrial line as equipment financing no longer represents a significant held-for-investment category at June 30, 2026.

(2) Reduction in the second quarter of 2026 reflects the transfer of substantially all equipment financing loans to held for sale.

UNITED COMMUNITY BANKS, INC.
Credit Quality
(in thousands)

	2026		2025
	Second Quarter	First Quarter	Fourth Quarter
NONACCRUAL LOANS
Owner occupied RE	$20,027	$18,265	$11,165
Income producing RE	11,655	11,037	11,488
Commercial & industrial	21,147	19,890	18,294
Commercial construction & land	916	17	18
Equipment financing (1)	—	8,024	10,383
Total commercial	53,745	57,233	51,348
Residential mortgage	30,506	31,906	32,423
Home equity	6,435	6,209	5,247
Residential construction & land	338	355	1,079
Consumer	977	1,009	1,001
Total nonaccrual loans held for investment	92,001	96,712	91,098
Equipment finance nonaccrual loans held for sale (1)	9,392	—	—
OREO and repossessed assets	1,994	1,911	2,400
Total NPAs	$103,387	$98,623	$93,498

(1) Substantially all equipment financing loans were transferred to held for sale in the second quarter of 2026 as a result of the pending sale of Navitas Credit Corp.

	2026				2025
	Second Quarter		First Quarter		Fourth Quarter
(in thousands)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)	Net Charge-Offs	Net Charge-Offs to Average Loans (1)
NET CHARGE-OFFS (RECOVERIES) BY CATEGORY
Owner occupied RE	$(3,447)	(0.34)%	$666	0.07%	$1,610	0.17%
Income producing RE	57	—	(85)	(0.01)	(116)	(0.01)
Commercial & industrial	6,859	0.97	3,309	0.50	7,557	1.15
Commercial construction & land	(22)	(0.01)	6	—	1,484	0.35
Equipment financing	3,697	0.78	5,835	1.29	5,092	1.12
Total commercial	7,144	0.19	9,731	0.27	15,627	0.43
Residential mortgage	57	0.01	133	0.02	126	0.02
Home equity	(24)	(0.01)	(54)	(0.02)	(94)	(0.03)
Residential construction & land	(6)	(0.01)	12	0.03	16	0.03
Consumer	693	1.47	555	1.21	743	1.55
Total	$7,864	0.16	$10,377	0.22	$16,418	0.34

(1)  Annualized.

UNITED COMMUNITY BANKS, INC.
Consolidated Balance Sheets (Unaudited)

(in thousands, except share and per share data)	June 30, 2026	December 31, 2025
ASSETS
Cash and due from banks	$129,113	$202,586
Interest-bearing deposits in banks	325,984	193,168
Cash and cash equivalents	455,097	395,754
Trading securities	91,377	—
Debt securities available-for-sale	4,106,366	3,750,863
Debt securities held-to-maturity (fair value $1,848,900 and $1,918,426, respectively)	2,179,043	2,237,356
Mortgage loans held for sale	53,518	39,381
Equipment financing receivables held for sale	1,909,186	—
Loans and leases held for investment	18,024,130	19,384,317
Less allowance for credit losses - loans and leases	(168,705)	(210,429)
Loans and leases, net	17,855,425	19,173,888
Premises and equipment, net	394,343	393,714
Bank-owned life insurance	367,506	364,184
Goodwill and other intangible assets, net	961,881	967,882
Other assets	677,400	679,532
Total assets	$29,051,142	$28,002,554
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$6,449,517	$6,252,252
NOW and interest-bearing demand	5,677,423	5,969,864
Money market	6,678,206	6,696,530
Savings	1,094,565	1,085,331
Time	3,665,862	3,619,189
Brokered	158,636	175,264
Total deposits	23,724,209	23,798,430
Short-term borrowings	360,000	85,000
Federal Home Loan Bank advances	800,000	—
Long-term debt	20,602	120,400
Accrued expense and other liabilities	401,327	360,038
Total liabilities	25,306,138	24,363,868
Shareholders' equity:
Common stock, $1 par value; 200,000,000 shares authorized, 119,763,827 and 120,598,266 shares issued and outstanding, respectively	119,764	120,598
Capital surplus	2,724,530	2,754,399
Retained earnings	1,053,438	914,261
Accumulated other comprehensive loss	(152,728)	(150,572)
Total shareholders' equity	3,745,004	3,638,686
Total liabilities and shareholders' equity	$29,051,142	$28,002,554

UNITED COMMUNITY BANKS, INC.
Consolidated Statements of Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2026	2025	2026	2025
Interest revenue:
Loans, including fees	$295,612	$288,284	$581,689	$562,340
Securities:
Taxable	44,647	54,191	89,130	111,363
Tax-exempt	1,671	1,671	3,317	3,349
Other	2,441	3,219	4,196	5,670
Total interest revenue	344,371	347,365	678,332	682,722

Interest expense:
Deposits:
NOW and interest-bearing demand	28,118	36,956	56,247	74,346
Money market	41,140	49,603	81,849	99,144
Savings	483	1,457	963	2,081
Time	28,362	31,120	57,073	62,499
Deposits	98,103	119,136	196,132	238,070
Short-term borrowings	1,553	83	2,551	1,190
Federal Home Loan Bank advances	3,014	—	3,983	433
Long-term debt	801	2,615	2,002	5,477
Total interest expense	103,471	121,834	204,668	245,170
Net interest revenue	240,900	225,531	473,664	437,552

Noninterest income:
Service charges and fees	10,375	10,122	19,920	19,657
Mortgage loan gains and other related fees	6,780	5,370	14,809	11,492
Wealth management fees	4,932	4,400	9,561	8,865
Net gains from sales of other loans	947	1,995	2,840	3,391
Lending and loan servicing fees	4,098	3,690	8,069	7,855
Securities (losses) gains, net	(2)	286	131	292
Other	11,250	8,845	26,796	18,812
Total noninterest income	38,380	34,708	82,126	70,364
Total revenue	279,280	260,239	555,790	507,916

Provision for credit losses	(29,803)	11,818	(18,950)	27,237

Noninterest expense:
Salaries and employee benefits	96,242	86,997	197,491	171,264
Communications and equipment	13,743	13,332	27,845	27,031
Occupancy	11,232	10,935	22,957	21,864
Advertising and public relations	2,708	2,881	5,105	4,762
Postage, printing and supplies	2,744	2,495	5,501	5,056
Professional fees	6,868	5,609	12,444	11,540
Lending and loan servicing expense	3,105	2,330	5,687	4,317
Outside services - electronic banking	3,555	3,570	7,114	6,333
FDIC assessments and other regulatory charges	4,327	4,745	6,596	9,387
Amortization of intangibles	2,938	3,292	6,001	6,578
Merger-related and other charges	895	4,833	1,768	6,130
Other	11,558	6,900	18,708	14,756
Total noninterest expense	159,915	147,919	317,217	289,018
Income before income taxes	149,168	100,502	257,523	191,661
Income tax expense	33,530	21,769	57,596	41,515
Net income	115,638	78,733	199,927	150,146
Preferred stock dividends	—	1,573	—	3,146
Earnings allocated to participating securities	758	438	1,309	850
Net income available to common shareholders	$114,880	$76,722	$198,618	$146,150

Net income per common share:
Basic	$0.95	$0.63	$1.65	$1.21
Diluted	0.95	0.63	1.65	1.21
Weighted average common shares outstanding:
Basic	120,303	121,377	120,400	120,714
Diluted	120,442	121,432	120,583	120,820

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended June 30,

	2026			2025
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$19,717,360	$296,278	6.03%	$18,664,228	$288,023	6.19%
Taxable securities (3)	5,982,611	44,647	2.99	6,492,288	54,191	3.34
Tax-exempt securities (FTE) (1)(3)	340,501	2,226	2.61	354,162	2,236	2.53
Other interest-earning assets	358,914	2,441	2.73	451,953	3,898	3.46
Total interest-earning assets (FTE)	26,399,386	345,592	5.25	25,962,631	348,348	5.38

Noninterest-earning assets:
Allowance for credit losses	(214,950)			(220,059)
Cash and due from banks	149,512			203,909
Premises and equipment	395,986			398,241
Other assets (3)	1,681,658			1,637,125
Total assets	$28,411,592			$27,981,847

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$5,755,001	28,118	1.96	$6,051,489	36,956	2.45
Money market	6,786,045	41,140	2.43	6,645,336	49,603	2.99
Savings	1,094,441	483	0.18	1,195,295	1,457	0.49
Time	3,661,687	27,955	3.06	3,532,848	30,596	3.47
Brokered time deposits	50,655	407	3.22	50,488	524	4.16
Total interest-bearing deposits	17,347,829	98,103	2.27	17,475,456	119,136	2.73
Federal funds purchased and other borrowings	167,718	1,553	3.71	7,412	83	4.49
Federal Home Loan Bank advances	313,791	3,014	3.85	—	—	—
Long-term debt	52,420	801	6.13	237,992	2,615	4.41
Total borrowed funds	533,929	5,368	4.03	245,404	2,698	4.41
Total interest-bearing liabilities	17,881,758	103,471	2.32	17,720,860	121,834	2.76

Noninterest-bearing liabilities:
Noninterest-bearing deposits	6,422,393			6,351,540
Other liabilities	415,721			346,643
Total liabilities	24,719,872			24,419,043
Shareholders' equity	3,691,720			3,562,804
Total liabilities and shareholders' equity	$28,411,592			$27,981,847

Net interest revenue (FTE)		$242,121			$226,514
Net interest-rate spread (FTE)			2.93%			2.62%
Net interest margin (FTE) (4)			3.68%			3.50%

(1)	Interest revenue on tax-exempt securities and loans includes a taxable-equivalent adjustment to reflect comparable interest on taxable securities and loans. The FTE adjustment totaled $1.22 million and $983,000, respectively, for the three months ended June 30, 2026 and 2025. The tax rate used to calculate the adjustment was 25%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued.

(3)	Unrealized gains and losses on AFS securities, including those related to the transfer from AFS to HTM, have been reclassified to other assets. Pretax unrealized losses of $191 million in 2026 and $240 million in 2025 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Six Months Ended June 30,

	2026			2025
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$19,561,444	$582,907	6.01%	$18,440,110	$561,953	6.15%
Taxable securities (3)	5,954,901	89,130	2.99	6,614,294	111,363	3.37
Tax-exempt securities (FTE) (1)(3)	343,445	4,428	2.58	355,430	4,481	2.52
Other interest-earning assets	333,809	4,196	2.53	426,415	6,899	3.26
Total interest-earning assets (FTE)	26,193,599	680,661	5.23	25,836,249	684,696	5.34

Non-interest-earning assets:
Allowance for loan losses	(213,914)			(215,141)
Cash and due from banks	174,659			211,681
Premises and equipment	394,925			397,347
Other assets (3)	1,693,548			1,623,689
Total assets	$28,242,817			$27,853,825

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$5,803,781	56,247	1.95	$6,092,519	74,346	2.46
Money market	6,806,264	81,849	2.43	6,614,819	99,144	3.02
Savings	1,092,161	963	0.18	1,146,075	2,081	0.37
Time	3,656,390	56,138	3.10	3,489,687	61,427	3.55
Brokered time deposits	55,440	935	3.40	50,468	1,072	4.28
Total interest-bearing deposits	17,414,036	196,132	2.27	17,393,568	238,070	2.76
Federal funds purchased and other borrowings	137,858	2,551	3.73	43,883	1,190	5.47
Federal Home Loan Bank advances	208,619	3,983	3.85	19,343	433	4.51
Long-term debt	86,247	2,002	4.68	246,061	5,477	4.49
Total borrowed funds	432,724	8,536	3.98	309,287	7,100	4.63
Total interest-bearing liabilities	17,846,760	204,668	2.31	17,702,855	245,170	2.79

Noninterest-bearing liabilities:
Noninterest-bearing deposits	6,344,315			6,273,313
Other liabilities	376,882			358,227
Total liabilities	24,567,957			24,334,395
Shareholders' equity	3,674,860			3,519,430
Total liabilities and shareholders' equity	$28,242,817			$27,853,825

Net interest revenue (FTE)		$475,993			$439,526
Net interest-rate spread (FTE)			2.92%			2.55%
Net interest margin (FTE) (4)			3.66%			3.43%

(1)	Interest revenue on tax-exempt securities and loans includes a taxable-equivalent adjustment to reflect comparable interest on taxable securities and loans. The FTE adjustment totaled $2.33 million and $1.97 million, respectively, for the six months ended June 30, 2026 and 2025. The tax rate used to calculate the adjustment was 25%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.

(3)	Unrealized gains and losses on AFS securities, including those related to the transfer from AFS to HTM, have been reclassified to other assets. Pretax unrealized losses of $183 million in 2026 and $254 million in 2025 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.
Non-GAAP Performance Measures Reconciliation
Selected Financial Information
(in thousands, except per share data)

	2026		2025			For the Six Months Ended June 30,
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	2026	2025
Noninterest income reconciliation
Noninterest income (GAAP)	$38,380	$43,746	$40,462	$43,219	$34,708	$82,126	$70,364
Gain on terminated cash flow hedge	—	(5,184)	—	—	—	(5,184)	—
Noninterest income - operating	$38,380	$38,562	$40,462	$43,219	$34,708	$76,942	$70,364

Provision for credit losses reconciliation
Provision for credit losses (GAAP)	$(29,803)	$10,853	$13,662	$7,907	$11,818	$(18,950)	$27,237
Release of ACL on equipment finance loans	38,477	—	—	—	—	38,477	—
Provision for credit losses - operating	$8,674	$10,853	$13,662	$7,907	$11,818	$19,527	$27,237

Noninterest expense reconciliation
Noninterest expense (GAAP)	$159,915	$157,302	$152,048	$150,868	$147,919	$317,217	$289,018
Payroll transition bonus	—	(6,704)	—	—	—	(6,704)	—
FDIC special assessment accrual reversal	—	1,885	—	—	—	1,885	—
Merger-related and other charges	(895)	(873)	(606)	(3,468)	(4,833)	(1,768)	(6,130)
Noninterest expense - operating	$159,020	$151,610	$151,442	$147,400	$143,086	$310,630	$282,888

Net income to operating income reconciliation
Net income (GAAP)	$115,638	$84,289	$86,455	$91,494	$78,733	$199,927	$150,146
Gain on terminated cash flow hedge	—	(5,184)	—	—	—	(5,184)	—
Release of ACL on equipment finance loans	(38,477)	—	—	—	—	(38,477)	—
Payroll transition bonus	—	6,704	—	—	—	6,704	—
FDIC special assessment accrual reversal	—	(1,885)	—	—	—	(1,885)	—
Merger-related and other charges	895	873	606	3,468	4,833	1,768	6,130
Income tax benefit of non-operating items	8,347	(113)	(133)	(751)	(1,047)	8,234	(1,328)
Net income - operating	$86,403	$84,684	$86,928	$94,211	$82,519	$171,087	$154,948

Net income to pre-tax pre-provision income reconciliation
Net income (GAAP)	$115,638	$84,289	$86,455	$91,494	$78,733	$199,927	$150,146
Income tax expense	33,530	24,066	26,223	26,579	21,769	57,596	41,515
Provision for credit losses	(29,803)	10,853	13,662	7,907	11,818	(18,950)	27,237
Pre-tax pre-provision income	$119,365	$119,208	$126,340	$125,980	$112,320	$238,573	$218,898

Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$0.95	$0.69	$0.70	$0.70	$0.63	$1.65	$1.21
Gain on terminated cash flow hedge	—	(0.03)	—	—	—	(0.03)	—
Release of ACL on equipment finance loans	(0.25)	—	—	—	—	(0.25)	—
Payroll transition bonus	—	0.04	—	—	—	0.04	—
FDIC special assessment accrual reversal	—	(0.01)	—	—	—	(0.01)	—
Merger-related and other charges	0.01	0.01	0.01	0.02	0.03	0.01	0.04
Deemed dividend on preferred stock redemption	—	—	—	0.03	—	—	—
Diluted income per common share - operating	$0.71	$0.70	$0.71	$0.75	$0.66	$1.41	$1.25

Book value per common share reconciliation
Book value per common share (GAAP)	$31.27	$30.54	$30.17	$29.44	$28.89	$31.27	$28.89
Effect of goodwill and other intangibles	(7.96)	(7.98)	(7.93)	(7.85)	(7.89)	(7.96)	(7.89)
Tangible book value per common share	$23.31	$22.56	$22.24	$21.59	$21.00	$23.31	$21.00

Return on tangible common equity reconciliation
Return on common equity (GAAP)	12.56%	9.35%	9.48%	9.20%	8.45%	10.97%	8.18%
Gain on terminated cash flow hedge	—	(0.45)	—	—	—	(0.22)	—
Release of ACL on equipment finance loans	(3.25)	—	—	—	—	(1.64)	—
Payroll transition bonus	—	0.58	—	—	—	0.29	—
FDIC special assessment accrual reversal	—	(0.16)	—	—	—	(0.08)	—
Merger-related and other charges	0.08	0.07	0.05	0.29	0.42	0.07	0.27
Deemed dividend on preferred stock redemption	—	—	—	0.34	—	—	—
Return on common equity - operating	9.39	9.39	9.53	9.83	8.87	9.39	8.45
Effect of goodwill and other intangibles	3.59	3.66	3.78	3.73	3.47	3.63	3.33
Return on tangible common equity - operating	12.98%	13.05%	13.31%	13.56%	12.34%	13.02%	11.78%

UNITED COMMUNITY BANKS, INC.
Non-GAAP Performance Measures Reconciliation
Selected Financial Information
(in thousands, except per share data)

	2026		2025			For the Six Months Ended June 30,
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	2026	2025
Return on assets reconciliation
Return on assets (GAAP)	1.63%	1.22%	1.21%	1.29%	1.11%	1.43%	1.06%
Gain on terminated cash flow hedge	—	(0.06)	—	—	—	(0.03)	—
Release of ACL on equipment finance loans	(0.42)	—	—	—	—	(0.21)	—
Payroll transition bonus	—	0.07	—	—	—	0.03	—
FDIC special assessment accrual reversal	—	(0.02)	—	—	—	(0.01)	—
Merger-related and other charges	0.01	0.01	0.01	0.04	0.05	0.01	0.04
Return on assets - operating	1.22%	1.22%	1.22%	1.33%	1.16%	1.22%	1.10%

Return on assets to return on assets- pre-tax pre-provision reconciliation
Return on assets (GAAP)	1.63%	1.22%	1.21%	1.29%	1.11%	1.43%	1.06%
Income tax expense	0.47	0.35	0.37	0.38	0.31	0.41	0.30
Provision for credit losses	(0.42)	0.16	0.19	0.11	0.17	(0.14)	0.20
Gain on terminated cash flow hedge	—	(0.08)	—	—	—	(0.04)	—
Payroll transition bonus	—	0.10	—	—	—	0.05	—
FDIC special assessment accrual reversal	—	(0.03)	—	—	—	(0.01)	—
Merger-related and other charges	0.02	0.01	0.01	0.05	0.07	0.01	0.05
Return on assets - pre-tax pre-provision - operating	1.70%	1.73%	1.78%	1.83%	1.66%	1.71%	1.61%

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	57.01%	56.66%	54.40%	54.30%	56.69%	56.84%	56.71%
Gain on terminated cash flow hedge	—	1.03	—	—	—	0.52	—
Payroll transition bonus	—	(2.41)	—	—	—	(1.20)	—
FDIC special assessment accrual reversal	—	0.68	—	—	—	0.34	—
Merger-related and other charges	(0.32)	(0.31)	(0.21)	(1.25)	(1.85)	(0.32)	(1.20)
Efficiency ratio - operating	56.69%	55.65%	54.19%	53.05%	54.84%	56.18%	55.51%

Tangible common equity to tangible assets reconciliation
Equity to total assets (GAAP)	12.89%	12.97%	12.99%	12.78%	12.86%	12.89%	12.86%
Effect of goodwill and other intangibles	(2.95)	(3.05)	(3.07)	(3.07)	(3.10)	(2.95)	(3.10)
Effect of preferred equity	—	—	—	—	(0.31)	—	(0.31)
Tangible common equity to tangible assets	9.94%	9.92%	9.92%	9.71%	9.45%	9.94%	9.45%

About United Community Banks, Inc.

United Community Banks, Inc. (NYSE: UCB) is the financial holding company for United Community, a top-100 U.S. financial institution committed to building stronger communities and improving the financial health and well-being of its customers. United Community offers a full range of banking, mortgage and wealth management services. As of June 30, 2026, United Community Banks, Inc. had $29.1 billion in assets and operated 200 offices across Alabama, Florida, Georgia, North Carolina, South Carolina and Tennessee. The company also manages a nationally recognized SBA lending franchise and an equipment finance subsidiary, extending its reach to businesses across the country. United Community is the most awarded bank in the Southeast for Retail Banking Customer Satisfaction by J.D. Power, earning more awards than any other bank in the region, including recognition in 12 of the last 17 years. The company has also been named one of the “Best Banks to Work For” by American Banker for nine consecutive years. In commercial banking, United Community earned multiple 2026 Greenwich Best Bank awards for Small Business Banking. Forbes has consistently named United Community among the World’s Best and America’s Best Banks. Learn more at ucbi.com.

Non-GAAP Financial Measures

This press release, including the accompanying financial statement tables, contains financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as “noninterest income – operating”, “noninterest expense - operating”, “provision for credit losses – operating”, “operating net income,” “pre-tax, pre-provision income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “return on assets - pre-tax, pre-provision - operating,” “return on assets - pre-tax, pre-provision,” “operating efficiency ratio,” and “tangible common equity to tangible assets.” These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

Caution About Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the financial benefits from the acquisition of Peach State Bancshares, Inc. ( “Peach State”) or the sale of the Navitas equipment finance business (“Navitas”) (each a “Transaction” and collectively, the “Transactions”) may not be realized or take longer than anticipated to be realized, (2) disruption from the Transactions of customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction agreements, (4) the possibility that the costs, fees, expenses and charges related to the Transactions may be greater than anticipated, (5) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Transactions, (6) the failure of the closing conditions to the Transactions to be satisfied, or any unexpected delay in closing the Transactions, including due to failure to obtain applicable shareholder or regulatory approvals, (7) the risks relating to the integration of Peach State’s operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (8) the risk of potential litigation or regulatory action related to the Transactions, (9) the risks associated with United’s pursuit of future acquisitions, (10) the risk of expansion into new geographic or product markets, (11) the dilution caused by United’s issuance of additional shares of its common stock in the Peach State acquisition, and (12) general competitive, economic, political and market conditions. Further information regarding additional factors which could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10-K for the year ended December 31, 2025, and other documents subsequently filed by United with the U.S. Securities and Exchange Commission (“SEC”).

Many of these factors are beyond United’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United.

United qualifies all forward-looking statements by these cautionary statements.

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